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Transcript of Bucyrus CEO & Regional SVP Webcast Czech

Tim Sullivan: Dobrý den vespolek a děkuji Vám, že jste se k nám dnes připojili. Účelem tohoto webového vysílání je, abychom Vám poskytli konkrétní informace vztahující se k tomuto nedávnému vyhlášení akvizice naší společnosti společnostní Caterpiller.

Mám zde s sebou dnes několik hostí. Je zde Marcus Berto - vyšší viceprezident pro jižní polokouli, doktor Dieter Gessner - vyšší viceprezident pro Evropu, Asii a Severní Afriku a John Oliver - vyšší viceprezident pro Severní Ameriku.

Jsem si jistý, že mnoho z Vás bylo překvapeno zprávou o akvizici společnostní Caterpillar a kladete si otázku, proč jsme se takto rozhodli. Požádal bych Vás, abyste mi věnovali několik minut svého času, abychom Vám mohli vysvětlit, co se odehrálo a zdůvodnit toto rozhodnutí naší správní rady.

Od roku 2004, kdy se společnost Bucyrus stala veřejně obchodovanou společností, si vede velice dobře. Náš celý tým odvedl vynikající práci v budování této organizace, aby stála tam, kde je nyní. Bucyrus je opravdový vůdce v globálním těžebním oboru. Máme silnou značku a silné základy růstu. Máme vynikající výrobky jak v povrchových, tak podzemních těžebních zařízeních. Jsme uznáváni pro své technologické vedení. Máme silnou a různorodou sít’ loajálních zákazníků a máme základnu zaměstnanců, kteří jsou odhodlaní a talentovaní, a kteří toto všechno umožňují.

Takže není nerozumné si položit otázku: „Proč prodávat?“ Naše správní rada tuto otázku prodiskutovávala velice podrobně a odpověd’ má několik částí.

Zaprvé je stále jasnější na globálních trzích, že když rostou zákazníci, chtějí jednat s velkými dodavateli, kteří mají podstatné schopnosti a zdroje. Takovou společností je jasně Caterpillar. Je to globální společnost, špičková, která má obrat 52 miliard dolarů. Zadruhé a co je možná ještě důležitější, Caterpillar sdílí naše hodnoty týkající se dodávání nejkvalitnějších výrobků a služeb našim zákazníkům na celém světě. Neznamená to, že bychom nemohli i nadále konkurovat jakožto nezávislá společnost. Dospěli jsme ovšem k závěru, že navrhovaná kombinace nám umožní maximalizovat naši opravdovou hodnotu i poskytne naší společnosti, našim výrobkům a našim zaměstnancům dlouhodobou životaschopnost.

V posledních letech společnost Caterpillar chtěla rozšířit svou nabídku výrobků, aby se více soustředily na těžební průmysl. Uvědomili si náš úspěch. Tím, že nabídnou své základně zákazníků naše portfolio výrobků, poskytují našemu podniku vynikající příležitost splnit stále se zvyšující požadavky zákazníků. Naši zákazníci si uvědomují, že kombinací těchto se doplňujících výrobních řad zajistí špičkové služby a podporu, a to dlouhodobě. V posledních dnech jsme dostávali zpětnou vazbu, která ukazuje, že celosvětová základna zákazníků vysoce podporuje tuto transakci.

A závěrem vám řeknu, že jedním z nejdůležitějších aspektů při jednání naší rady bylo to, jaký dopad bude mít tato transakce na naše zaměstnance, dodavatelé a ostatní zúčastněné strany. Dospěli jsme k závěru, že společnost Caterpillar si váží pracovní síly Bucyrusu a toho všeho, co jsme dosáhli. Jasně se to projevilo tím, že společnost Caterpillar je odhodlána situovat ředitelství našich globálních těžebních zařízení do Milwaukee a i nadále uvádět na trh naše existující výrobky pod značkou Bucyrus.

Věřím, že jsme našli vynikajícího partnera v Caterpillar a věřím velice silně, že toto je dobrý výsledek pro naši společnost i naše zúčastněné strany. Caterpillar má za sebou silnou historii trvající 85 let a sdílí náš závazek poskytovat inovativní výrobky a vynikající služby zákazníkům, vytváří prostředí pro zaměstnance, které je založené na spolupráci a bezpečnosti při práci, minimalizuje dopad na životní prostředí a zajišt’uje vynikající silné finanční výsledky. Krátce řečeno, sdílí stejné základní hodnoty, které nás vedou k tomu, abychom dělali každý den to, co děláme.

A nyní bych rád představil Marcusa Berto a požádal ho, aby Vám řekl několik slov. Marcus...

Marcus Berto: Děkuji Time. Chtěl bych, abyste si všichni uvědomili, že toto je vynikající zpráva pro Bucyrus a náš dlouhodobý úspěch jakožto společnost. Velice důležitý je závazek společnosti Caterpillar pro bezpečnost. Podobně jako i Bucyrus, i Caterpillar staví bezpečnost nade vše a dělá vše, co je v jeho silách, aby zajistil, aby se zaměstnanci večer vraceli domů zdraví. To je pro nás velice důležité.

A dále naše partnerství s Caterpillar nám umožní, abychom byli v nejlepší pozici v oboru těžebních zařízení. Když uzavřeme tuto transakci, budeme schopni nabídnout ještě lepší služby a podporovat naše zákazníky v oboru těžby, budeme budovat na síle našich existujících vztahů s našimi zákazníky.

A závěrem; je zde toho ještě hodně, co se od sebe budeme muset učit. Máme ještě 6 až 9 měsíců než tato transakce bude uzavřena a do té doby budeme fungovat jako dvě samostatné společnosti. Máme velmi, velmi agresivní cíle, které musíme splnit do konce tohoto roku. Vím, že své závazky splníme. Žádám Vás, abyste pracovali bezpečně, pracovali tvrdě a udělali vše, co je ve Vašich silách, abyste převýšili své cíle pro rok 2010.

Tim Sullivan: Děkuji Marcusi. Nyní bych rád představil doktora Dietera Gessnera - vyššího viceprezidenta pro Evropu, Asii a Severní Afriku. Dietře…

Dieter Gessner: Děkuji Time. Je mi velkých potěšením, že zde mohu dnes být s Vámi a mám tuto příležitost, abych si s Vámi pohovořil o naší dohodě o akvizici společností Caterpillar. Uvědomuji si, že o této transakci je hodně obav, ale je zde také hodně nadšení.

Na této akvizici je vynikající to, že nám poskytuje růstové příležitosti pro obě organizace. Mezi produkty Bucyrusu a Caterpillaru je jenom drobné překrytí. Společně zkombinujeme naše existující portfolio produktů s největší distribuční sítí na světě v oboru těžby.

V Bucyrusu to, co děláte, je velice důležité. Náš závazek bezpečnosti, spolehlivosti, kvality, inovace a závazek vůči našim zákazníkům je stejný, jaký najdete u organizace Caterpillar. To je také důvod, proč tato transakce bude úspěšná.

Před tím, než tato transakce bude uzavřená, toho můžeme prodiskutovat jenom velice málo. Když budeme moci tyto informace s Vámi sdílet, provedeme to. Dnes jsme Bucyrus. Po zbytek roku 2010 nás ještě čeká hodně práce, abychom splnili svůj plán a budeme muset zůstat soustředěni a pokračovat v poskytování nejlepší podpory našim zákazníkům.

Tim Sullivan: Děkuji Dietře. A nyní projev pro severoamerický tým a rád bych představil Johna Olivera. Johne...

John Oliver: Děkuji Time. Toto je vynikající novinka pro Bucyrus a vynikající novinka pro obor těžby. V této situaci, jakožto společnost, která je předmětem akvizice, je naší první reakcí často strach a úzkost. Je důležité si uvědomit, že Caterpiller má v mnoha případech také hodně se toho učit od Bucyrusu, zrovna tak jako my se toho máme hodně co učit od Caterpillaru. To, co bude fungovat pro Bucyrus, je naše ochota se chopit změn a naše schopnost reagovat rychle v jakékoli situaci. Toto jsou dvě schopnosti, které Caterpiller vidí jako silnou stránku naší organizace.

I když má Caterpillar dlouhodobé zastoupení v oboru těžby, má v zásadě dvě hlavní výrobní řady: mechanické nákladní automobily do terénu a shrnovače. Dnes Bucyrus nabízí nejpodrobnější portfolio výrobků v oboru těžby. A nezahrnuje to jenom výrobky. Zahrnuje to také naši inženýrskou a výrobní odbornost i nejzasvěcenější prodejní a servisní týmy v terénu. Naši lidé, společně s výrobky, které nabízíme, jsou doplňkem současné organizace Caterpillaru.

Budeme zřizovat integrační tým během několika následujících týdnů, který bude pracovat současně s týmem Caterpillaru, abychom zajistili kombinaci našich organizací co možná nejefektivnějším způsobem. Do té doby, tedy přibližně do poloviny roku 2011, musíme pokračovat v tom, co děláme nejlépe; poskytování služeb zákazníků Bucyrusu co možná nejbezpečnějším způsobem.

Tim Sullivan: Děkuji Johne.

Vím, že všichni máte otázky o tom, co to bude znamenat pro Vás osobně. To je přirozené. S potěšením mohu oznámit, že po uzavření této transakce drtivá většina z Vás bude mít příležitost být součástí nové, větší společnosti. A co je ještě důležitější, společnost Caterpillar je tak odhodlána jako my k zajištění růstu a úspěchu na globálních trhu těžebních strojů a vědí, že my jsme odborníci v tomto oboru.

Pro naše zákazníky se nic nemění. Budeme i nadále pokračovat v prodeji našich výrobků a poskytování služeb, ale s těmito dalšími atributy našich společných společností:

•	Zaprvé - CAT Financial, abychom poskytli financování na zařízení;

•	Zadruhé - CAT Logistics, určité zlepšení v tom, jak uvádíme výrobky na trh;

•	Zatřetí - zkombinování nejlepších produkčních systémů Bucyrusu ve spojitosi s nejlepšími produkčními systémy Caterpillaru.

•	A v neposlední řadě - CAT Components, to znamená, jak budeme uvádět tyto výrobky, když budeme postupovat dopředu.

Určitě to bude mnohem silnější balík, který nám umožní konkurovat na mnohem vyšší úrovni.

Jakékoli sloučení dvou společností vytváří prostředí pro změnu. Během posledních 4 let sloučení Bucyrusu, DBT a Terexu z nás udělalo odborníky na integraci. Ovšem uvědomuji si, že změna vede k úzkosti a rozptýlení pozornosti. I když je příliš brzo na to, abychom hovořili o podrobnostech zkombinování s Caterpillarem, mohu Vás ujistit, že Caterpillar si váží našich lidí a jejich nejvyšší prioritou je zajistit, abychom společně byli úspěšným podnikem. Také je důležité, abyste si uvědomili, že tato transakce bude trvat několik měsíců, takže v bezprostřední budoucnosti se nic nestane.

Podpis této transakce je pouze prvním krokem v tomto procesu. Musíme zajistit schválení akcionářů a několika regulatorních orgánů. Do té doby budeme fungovat a konkurovat jako naprosto samostatné společnosti. Proto je velice důležité, abyste se nepouštěli do žádných diskusí se zaměstnanci Caterpillaru ani s distributory Caterpillaru, do té doby, než dojde k uzavření této transakce.

Jak už řekl John, v budoucnosti bude propracovaný integrační proces vedený týmem tvořeným členy obou organizací. Když vyvstanou otázky, uděláme vše, co bude v našich silách, abychom je zodpověděli.

A nyní Vás vyzývám, abyste zůstali soustředěni. Jednoduše řečeno – práce jako obvykle. Plnění potřeb našich zákazníků bude i nadále naší nejdůležitější prioritou. Je zásadně důležité, abychom uzavřeli fiskální rok 2010 silnými výsledky.

Velice si vážím Vašeho nasazení pro společnost a také toho, že jste věnovali čas tomu, abyste si poslechli toto webové vysílání.

Tato transakce je svědectvím síly globální značky Bucyrusu a hodnoty, které týmy našich zaměstnanců vytvořili. Všichni bychom měli být velice hrdi na tyto výsledky. Děkuji Vám za Vaši pokračující tvrdou práci a závazek pro Bucyrus.

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.

Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.

Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.